                                                                      EXHIBIT 21

                      SUBSIDIARIES OF AOL TIME WARNER INC.

AOL Time Warner maintains over 1,000 subsidiaries. Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of AOL Time Warner and TWE which carry on a substantial portion of AOL Time Warner's lines of business. The names of various consolidated wholly owned subsidiaries, including subsidiaries carrying on the same line of business as the parent (including interactive services, filmed entertainment, networks, recorded music and music publishing, magazine and book publishing and distribution, and cable television systems), domestically and internationally, have been omitted. None of the foregoing omitted subsidiaries, considered either alone or together with the other subsidiaries of its immediate parent, constitutes a significant subsidiary. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

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

                                                                               Percentage       State or Other
                                                                                Owned by        Jurisdiction of
                                                                               Immediate         Incorporation
                                   Name                                         Parent          or Organization
                                   ----                                         ------          ---------------

AOL Time Warner Inc. (Registrant) .........................................                      Delaware
  America Online, Inc. ....................................................     100              Delaware
    AOLTV, Inc. ...........................................................     100              Delaware
    AOL Asia Limited ......................................................     100(1)           Hong Kong
    AOL GP Holdings LLC ...................................................     100              Delaware
      AOL Australia Pty Ltd ...............................................      50              Australia
    AOL International Finance CV ..........................................     100              Netherlands
    EJV Reorganization, Inc. ..............................................     100              Delaware
      AOL Luxembourg Sarl .................................................     100(2)           Luxembourg
        AOL Europe SA .....................................................     49.44            Luxembourg
          AOL (UK) Limited (formerly AOL Holdings (UK) Limited) ...........     100              United Kingdom
            CompuServe Interactive Services Limited .......................     100              United Kingdom
          AMSE France SARL ................................................     100              France
          Netfin Online Verwaltungsgesellschaft mbH .......................     100              Germany
            AOL SVC GmbH & Co. KG .........................................     100              Germany
              AOL America Online (Deutschland) GmbH & Co. KG ..............     100              Germany
                AOL Bertelsmann Online GmbH & Co. KG ......................     100(3)           Germany
          AOL Nederland BV ................................................     100              Netherlands
            Cyberfin Online UK Holding Limited ............................     100              United Kingdom
              AOL Bertelsmann Service Operations (UK Management) Limited ..     100(4)           United Kingdom
    AOL Technologies Ireland Limited ......................................     100              Ireland
    CompuServe Interactive Services, Inc. .................................     100              Delaware
    Digital City, Inc. ....................................................     100              Delaware
    Digital Marketing Services, Inc. ......................................     100              Delaware
    DoCoMo AOL Inc. .......................................................    40.3              Japan
    ICQ Limited ...........................................................     100              Israel
    MapQuest.com, Inc. ....................................................     100              Delaware
    MovieFone, Inc. .......................................................     100              Delaware
    Netscape Communications Corporation ...................................     100              Delaware
      Netscape Communications Canada, Inc. ................................     100(5)           Canada
      AOL Canada Inc. .....................................................      80              Canada
      Netscape Communications Europe SARL .................................     100              France
    Quack.com, Inc. .......................................................     100              Delaware
    Spinner Networks, Inc. ................................................     100              California
    Tegic Communications Corporation ......................................     100              Washington
  TIME WARNER INC. ........................................................     100              Delaware

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

                                                                               Percentage       State or Other
                                                                                Owned by        Jurisdiction of
                                                                               Immediate         Incorporation
                                   Name                                         Parent          or Organization
                                   ----                                         ------          ---------------

    Turner Broadcasting System, Inc. ................................ .....     100              Georgia
      Turner Arena Productions and Sales, Inc. ............................     100              Georgia
      Atlanta Hockey Club, Inc. ...........................................     100              Georgia
      Atlanta National League Baseball Club, Inc. .........................     100              Georgia
      Hawks Basketball, Inc. ..............................................     100              Georgia
      CNN Investment Company, Inc. ........................................     100              Delaware
       Cable News Network LP, LLLP.........................................     100(6)           Delaware
       Cable News International, Inc. .....................................     100              Georgia
       CNN America, Inc....................................................     100              Delaware
      CNN Newsource Sales, Inc. ...........................................     100              Georgia
       Castle Rock Entertainment, Inc. ....................................     100              Georgia
        Castle Rock Entertainment..........................................     100(7)           California
      Goodwill Games, Inc. ................................................     100              Georgia
      HB Holding Co. ......................................................     100              Delaware
        Hanna-Barbera Entertainment Co., Inc. .............................     100              California
      New Line Cinema Corporation..........................................     100              Delaware
      Turner Entertainment Group, Inc. ....................................     100              Georgia
        Turner Entertainment Networks, Inc. ...............................     100              Georgia
          Superstation, Inc. ..............................................     100              Georgia
          Turner Entertainment Networks Asia, Inc. ........................     100              Delaware
          TEN Investment Company, Inc. ....................................     100              Delaware
            Turner Network Television LP, LLLP.............................     100(8)           Delaware
            The Cartoon Network LP, LLLP...................................     100(8)           Delaware
            Turner Classic Movies LP, LLLP.................................     100(8)           Delaware
        Turner Pictures Group, Inc. .......................................     100              Georgia
        Turner Home Entertainment, Inc. ...................................     100              Georgia
        Turner Broadcasting Sales, Inc. ...................................     100              Georgia
        Turner Broadcasting System Asia Pacific, Inc. .....................     100              Georgia
        Turner Home Satellite, Inc. .......................................     100              Georgia
        Turner Broadcasting System (Holdings) Europe Ltd...................     100              U.K.
        Turner International, Inc. ........................................     100              Georgia
        Turner Sports, Inc. ...............................................     100              Georgia
  Time Warner Companies, Inc. .............................................     100              Delaware
    American Television and Communications Corporation ('ATC').............     100(9)           Delaware
    Asiaweek Limited.......................................................     100(10)          Hong Kong
    Time International Inc. ...............................................     100              Delaware
    Time Inc. .............................................................     100              Delaware
      Book-of-the-Month Club, Inc. ........................................     100              New York
        Book-of-the-Month Club Holdings LLC................................     100              Delaware
          BD Book Clubs G.P................................................      50(11)          Delaware
      Entertainment Weekly, Inc. ..........................................     100              Delaware
      Time Distribution Services, Inc. ....................................     100              Delaware
      Time Inc. Ventures...................................................     100              Delaware
        Time Publishing Ventures, Inc. ....................................     100              Delaware
          Southern Progress Corporation....................................     100              Delaware
            Sunset Publishing Corporation..................................     100              Delaware
          The Parenting Group Inc..........................................     100              Delaware
      Times Mirror Magazines, Inc. ........................................     100              Delaware
      Time Life Inc. ......................................................     100              Delaware

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

                                                                               Percentage       State or Other
                                                                                Owned by        Jurisdiction of
                                                                               Immediate         Incorporation
                                   Name                                         Parent          or Organization
                                   ----                                         ------          ---------------

      Time Warner Trade Publishing Inc.....................................     100              Delaware
        Little, Brown and Company (Inc.)...................................     100              Massachusetts
        Warner Books, Inc..................................................     100              New York
      Warner Publisher Services Inc. ......................................     100              New York
    TWI Cable Inc. ........................................................     100              Delaware
      Summit Communications Group, Inc. ...................................     100              Delaware
    WCI Record Club Inc. ..................................................     100(12)          Delaware
      The Columbia House Company (partnership).............................      50              New York
    Warner Communications Inc. ............................................     100              Delaware
      Elektra Entertainment Group Inc. ....................................     100              Delaware
      DC Comics (partnership)..............................................      50(13)          New York
      Warner-Tamerlane Publishing Corp. ...................................     100              California
      WB Music Corp. ......................................................     100              California
      Warner/Chappell Music, Inc. .........................................     100              Delaware
        Warner Bros. Music International Inc. .............................     100              Delaware
          Warner Bros. Publications U.S. Inc. .............................     100              New York
      New Chappell Inc. ...................................................     100              Delaware
        CPP/Belwin, Inc. ..................................................     100              Delaware
      E.C. Publications, Inc. .............................................     100              New York
      Warner Music Group Inc. .............................................     100              Delaware
        London-Sire Records Inc. ..........................................     100              Delaware
      Warner Bros. Records Inc. ...........................................     100              Delaware
        WBR/Sire Ventures Inc. ............................................     100              Delaware
          SR/MDM Venture Inc. .............................................     100              Delaware
            Maverick Recording Company (partnership).......................      50              California
        Atlantic Recording Corporation.....................................     100              Delaware
          Rhino Entertainment Company......................................     100              Delaware
        Warner-Elektra-Atlantic Corporation................................     100              New York
      WEA International Inc................................................     100              Delaware
        Warner Music Canada Ltd. ..........................................     100              Canada
          The Columbia House Company (Canada) (partnership)................      50              Canada
      Warner Music Newco Limited...........................................     100              U.K.
        Embleton Ltd. .....................................................     100              B.V.I.
          London Records 90 Limited........................................     100              U.K.
      Warner Special Products Inc. ........................................     100              Delaware
        WEA Manufacturing Inc. ............................................     100              Delaware
      Ivy Hill Corporation.................................................     100              Delaware

  Subsidiaries of Time Warner Entertainment Company, L.P.

    Time Warner Entertainment-Advance/Newhouse Partnership.................      64.8            New York
      CV of Viera (partnership)............................................      50              Florida
      Texas Cable Partners, L.P. ..........................................      50              Delaware
      Century Venture Corporation..........................................      50              Delaware
      Erie Telecommunications Inc. ........................................      54.19           Pennsylvania
      Kansas City Cable Partners...........................................      50              Colorado
      Queens Inner Unity Cable System......................................     100(14)          New York
      Comedy Partners, L.P. (partnership)..................................      50              New York
      Courtroom Television Network LLC.....................................      50              New York
      DC Comics (partnership)..............................................      50(13)          New York

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(footnotes from previous page)

(1) AOL owns 50% and Netscape Communications Corporation owns 50%.

(2) AOL owns .30%, EJV Reorganization, Inc. owns 99.53% and AOL International Finance CV owns .17%

(3) Netfin Online Verwaltungsgesellschaft mbH owns 50% and AOL America Online (Deutschland) GmbH & Co. KG owns 50%.

(4) Cyberfin Online UK Holding Limited owns 50% and AOL Nederland BV owns 50%.

(5) AOL owns 33.3%, Netscape Communications Corporation owns 33.3% and CompuServe Interactive Services, Inc. owns 33.3%.

(6) TBS is the General Partner and CNN Investment Company, Inc. is the Limited Partner.

(7) TBS owns 69.31% and Castle Rock Entertainment, Inc. owns 30.69%

(8) Turner Entertainment Networks, Inc. is the General Partner and TEN Investment Company, Inc. is the Limited Partner.

(9) Time Warner Companies, Inc. owns 92.20%, and Warner Communications Inc. owns 7.8%.

(10) Time Warner Companies, Inc. owns 96.1% and Time International Inc. owns
     3.9%.

(11) Book-of-the-Month Club Holdings LLC owns 50% and Doubleday Direct, Inc. owns 50%.

(12) Time Warner Companies, Inc. owns 80% and Warner Communications Inc. owns
     20%.

(13) Warner Communications Inc. owns 50% and TWE owns 50%.

(14) TWE owns approximately 72.19% and TWQUICS Holdings L.L.C. owns approximately 27.81%.

                                iv